BERWYN  FUND

a series of THE BERWYN FUNDS

2000
ANNUAL REPORT

a no load mutual fund

Shareholders Services
c/o PFPC Inc.
P. O. Box 8821
Wilmington, DE  19899
(800) 992-6757

2000 Annual Report
BERWYN FUND
A series of THE BERWYN FUNDS

January 29, 2001

Dear Berwyn Fund Shareholder:

Last year the Berwyn Fund's (BF) net asset value per share rose from $16.18 to $16.52, a 2.10 percent gain on a total return basis. The annual gain occurred despite a first quarter decline of
5.75 percent. The Fund was managed in a tax efficient manner during 2000, thus eliminating the need to declare a taxable dividend.

Although the Fund's yearly increase was modest, it compared favorably with losses of 4.71 percent and 9.10 percent for the Dow Jones
Industrial Average (DJIA) and S&P 500, respectively. The Russell 2000, an index of 2000 smaller capitalization stocks, fell 3.03 percent for the year.

The year 2000 will be remembered as a time of major change by financial historians. It was a year in which a spectacular boom came to an abrupt and, to some investors, devastating end. During 1998 and 1999 investors sold "old economy" stocks and bought "new economy" stocks.
In so doing, valuations for the most popular stocks rose to unprecedented heights and valuations for out-of-favor stocks fell to levels rarely seen.

In March of last year, the divergence between these two market segments had widened to the point of instability. By year-end, the NASDAQ was 51 percent below its March high. Meanwhile, stocks which had been neglected during the bull market mania stabilized and went on to score gains during the remainder of the year.

In our opinion, this turn of events is very positive news for investors in the BF. The abandonment of "momentum investing" and a refocusing by investors on traditional investment criteria should result in higher prices for our portfolio of undervalued stocks.

We remain excited about the investment opportunities available to us at this time. Many stocks in the broad market continue to sell at low multiples of their earnings, cash flow and dividend payments.
 These companies may not be as exciting as Amazon or Priceline, but they have seasoned management teams, sound balance sheets, profits and reasonable growth prospects.
Moreover, the stocks which we have been purchasing for the past two years have experienced buying by corporate insiders and often the corporations are repurchasing shares as well, thus our exposure to energy and financial companies at this time. Although technology stocks have fallen dramatically since last March, we believe it is premature to increase our holdings in this sector. The majority of the stocks in the Fund's portfolio are selling at price-to-earnings ratios well below the market averages which we believe increases our reward-to-risk ratio over time. Our shareholders are encouraged to review the attached financial tables which provide details of the portfolio's composition.

The chart below compares the performance of the BF with the Russell 2000 Index (Index) on a total return basis. Through 1997 the Fund showed a close correlation with the Index, but seriously underperformed the Index in 1998 and 1999. Last year the BF outperformed the Index as the Index's greater exposure to high technology stocks negatively impacted its performance.

Past performance is not predictive of future performance.

The graph is based on an initial investment of $10,000 on December 31, 1990, with distributions reinvested.

At year-end, net assets in the Fund stood at $26.9 million and have been rising slowly in recent months. Operations continue to run efficiently; 2000's expense ratio was 1.64 percent. Portfolio turnover rose from six percent to sixteen percent.

Our course is set and we believe the wind to be at our back.

Very truly yours,

Robert E. Killen				Kevin M. Ryan
Robert E. Killen				Kevin M. Ryan
President					Secretary-Treasurer

Long Term Fund Performance* (12/31/00)
(Average Annual Compounded Return)

  Fund   1 year   5 year   10 year
  BF     2.10%    2.63%    11.62%

*Past performance is not a guarantee of future results.

Note:

The investment return and the principal value of an investment in BF will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Returns for the Berwyn Fund are net of all expenses, advisory fees and commission charges and include the reinvestment of dividends and interest (total return). All index returns listed herein also include the reinvestment of dividends and interest (total return).

To the Trustees and
Shareholders of Berwyn Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berwyn Fund (one of the portfolios constituting The Berwyn Funds, hereafter referred to as the "Fund") at December 31, 2000, the results of its (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers  LLP
February  9, 2001




BERWYN FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

Assets:
Investments in Securities, at Market Value            $ 26,798,200
(Cost $21,579,705) (Note 2)
Cash                                                       193,998
Receivables:
    Dividends                                               11,410
    Interest                                                 1,597
    Investment Securities Sold                              71,808
    Fund Shares Sold                                         2,278

    Total Assets                                        27,079,291

Liabilities:
Investment Securities Purchased                             36,611
Accrued Expenses                                            57,063
Investment Advisory Fee Payable                             21,772
Fund Shares Payable                                         16,520

Total Liabilities                                          131,966


Net Assets:  (1)
Applicable to 1,631,194 Outstanding Shares of
Common Stock, $1.00 Par Value
(Authorized 20,000,000 Shares)                        $  26,947,325

Net Asset Value and Offering Price Per Share
($26,947,325 / 1,631,194 Outstanding Shares)          $       16.52

Minimum Redemption Price Per Share (Note 1)
                                                      $       16.35
(1)On December 31, 2000 Net Assets consisted
 of the following:
   Common Stock, Par Value $1.00                          1,631,194
   Paid-in Capital                                       20,146,180
   Accumulated Net Realized Loss                            (48,544)
   Net Unrealized Appreciation of Investment
 Securities                                                5,218,495

                                                       $  26,947,325



The accompanying notes are an integral part of these financial statements.

BERWYN FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000



Investment Income:
    Dividends                  $  354,534
    Interest                       32,976

      Total Investment Income                             $   387,510

Expenses:
    Printing Expenses                                          13,082
    Office Expenses                                            36,710
    Insurance                                                   5,443
    Taxes (Other than Income Tax)                               1,967

      Total Expenses                                          483,421

Net Investment Loss                                           (95,911)


Realized and Unrealized Loss on Investments:
    Net Realized Gain from Sales of Securities                 12,630

    Net Change in Unrealized Appreciation on
    Investment Securities                                      55,055

    Net Realized and Unrealized Gain on Investments            67,685

Net Decrease in Net Assets Resulting from Operations     $    (28,226)

The accompanying notes are an integral part of these financial statements.

BERWYN FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF CHANGES IN NET ASSETS

                                                Year Ended   Year Ended
                                                 12/31/00     12/31/99

Increase in Net Assets from Investment Activities:
Net Investment Loss                             $ (95,911)   $ (187,343)
    Net Realized Gain (Loss) from Sales of
     Investment Securities                          12,630      (61,174)
    Net Change in Unrealized Appreciation
     on Investment Securities                       55,055   (2,837,951)

        Net Decrease in Net Assets Resulting
         from Operations                           (28,226)  (3,086,468)

Capital Share Transactions (1):
   Net Proceeds from Sales of Shares             1,174,192    3,354,310
   Cost of Shares Redeemed                     (13,508,237) (23,819,858)

     Net Decrease in Net Assets from
      Capital Share Transactions               (12,334,045) (20,465,548)

     Total Decrease in Net Assets              (12,362,271) (23,552,016)

Net Assets:
  Beginning of Year                             39,309,596   62,861,612

  End of Year                                  $26,947,325 $ 39,309,596

(1) Capital Shares Issued and Redeemed:
  Shares Sold                                       74,284      210,352
  Shares Redeemed                                 (872,725)  (1,488,224)
                                                  (798,441)  (1,277,872)

The accompanying notes are an integral part of these financial statements.

BERWYN FUND
A SERIES OF THE BERWYN FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            YEAR ENDED
                           12/31/00  12/31/99 12/31/98 12/31/97  2/31/96

Net Asset Value, Beginning
of Year                     $16.18    $16.96   $22.01   $19.69   $19.43

Income from Investment
Operations:
 Net Investment Income Loss) (0.06)    (0.08)   0.09)      0.00   (0.02)
 Net Realized and Unrealized
 Gains(Losses) on Securities  0.40     (0.70)  (4.11)      5.06    2.78


 Total Income from
Investment Operations         0.34     (0.78)  (4.20)      5.06    2.76


Less Distributions:
 Dividends from Net           0.00      0.00    0.00       0.00    0.00
  Investment Income
 Distributions from
  Net Realized Gains          0.00      0.00   (0.85)     (2.74)  (2.50)

   Total Distributions        0.00      0.00   (0.85)     (2.74)  (2.50)


Net Asset Value,
 End of Year                $16.52    $16.18   $16.96    $22.01  $19.69


     Total Return             2.10%   (4.60%)  (18.90%)   26.05%  14.35%


Ratios/Supplemental Data:
  Net Assets, End of Year
(000)                       $26,947  $39,31  $62,862   $100,406  $94,056

 Ratio of Expenses to
 Average Net Assets          1.64%    1.39%    1.20%     1.20%     1.21%

Ratio of Net Investment
Income (Loss)
to Average Net Assets       (0.32%)  (0.39%)  (0.45%)   (0.02%)   (0.10%)

Portfolio Turnover Rate      16%        6%       19%       26%      32%


The accompanying notes are an integral part of these financial statements.

BERWYN FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF INVESTMENTS
DECEMBER 31, 2000

Number of
 Shares            COMMON STOCKS - 99.4%                       Value*

                   AEROSPACE / DEFENSE - 2.8%
66,866                Ducommun Inc. +                      $  739,705

                     AIRLINES - 0.4%
35,175                Midway Airlines+                         96,731

                  BANKING 2.5%
31,520                BSB Bancorp Inc.                        405,820
13,000                First Essex Bancorp, Inc.               259,188
                  Total Banking                               665,008

                  CHEMICALS - 3.3%
29,400                Chemfirst, Inc.                         648,638
15,000                IMC Global, Inc.                        233,437
                  Total Chemicals                             882,075

                  COMMERCIAL PRINTING - 6.7%
47,767                Courier Corp.                         1,421,068
53,300                Ennis Business Forms                    393,088
                  Total Commercial Printing                 1,814,156

                 COMPUTER & PERIPHERALS -7.2%
52,300                Ansys Inc. +                            588,375
 6,000                CACI International, Inc.+               138,750
223,855               Data I/O Corp. +                        461,701
108,652               Printronix, Inc. +                      763,965
                  Total Computer & Peripherals              1,952,791

                 DIVERSIFIED MANUFACTURING - 4.6%
69,404                Lindberg Corp.                        1,244,934

                 ELECTRONIC PRODUCTS - 1.4%
144,438           Wells-Gardner Electronics                   370,122

                 FOREST & PAPER PRODUCTS - 3.0%
28,100            Greif Brothers Corp.                        800,850

                 FURNITURE MANUFACTURING - 3.2%
54,823            La-Z-Boy, Inc.                                863,462

                HEALTH CARE - 3.4%
18,000            Rehabcare Group +                             924,750

                INSURANCE - 5.8%
31,563            First American Financial Corp.              1,037,634
58,000            FPIC Insurance+                               529,250
                Total Insurance                               1,566,884

                MACHINERY MANUFACTURING - 5.2%
39,750            Hardinge, Inc.                                561,469
52,744            Terex Corp. +                                 853,793
                Total Machinery Manufacturing                 1,415,262

                MANUFACTURED HOUSING - 2.9%
85,700            Drew Ind. +                                   492,775
75,000            Kevco Inc. +                                   39,848
42,000            Patrick Industries                            241,500
                Total Manufactured Housing                      774,123

                MARITIME - 4.8%
97,311            Anangel-American Shipholding ADR              489,601
257,405           B & H Ocean Carriers                          112,615
45,600            Stolt-Nielsen S.A. ADR                        689,700
                Total Maritime                                1,291,916
                MEDICAL PRODUCTS & SERVICES - 3.6%
7,000             Invacare Corp.                                239,750
141,176           Quidel Corp.+                                 723,527
                Total Medical Products & Services               963,277

               METALS & MINING - 18.2%
20,200           Impala Platinum Holdings Limited - ADR       1,025,150
423,550          Westmoreland Coal Co. +**                    3,864,894
               Total Metals & Mining                          4,890,044

              OIL & GAS EXPLORATION & PRODUCTION - 4.8%
25,300          Berry Petroleum Co.                             338,388
57,800          Callon Petroleum +                              964,537
              Total Oil & Gas                                 1,302,925

              OIL REFINING - 3.8%
148,844         Frontier Oil Corp.+                           1,023,303

              PLASTICS PRODUCTS - 1.2%
16,000          Tupperware                                      327,000

              PRECISION INSTRUMENTS - 4.1%
41,970          Esterline Technology Corp. +                  1,101,712

              RESTAURANT- 1.0%
12,000          IHOP Corp.+                                     260,250

              RETAIL - 1.9%
28,100          Blair Corporation                               523,362

              STEEL & STEEL PRODUCTS -1.4%
44,100          AK Steel Holding Corp.                          385,875

              TEXTILES - 2.2%
85,040          Culp, Inc.                                      170,080
179,649         Dixie Group, Inc. +                             426,666
              Total Textiles                                    596,746

TOTAL COMMON STOCKS (Cost $21,329,705)                      $26,777,263

The accompanying notes are an integral part of these financial statements.

BERWYN FUND
STATEMENT OF INVESTMENTS (Continued)


Face
Amount            CORPORATE BONDS  -  0.0%                        Value*

$250,000          Campbell Resources  7.5%   CV  07/20/0     $   20,937


TOTAL CORPORATE BONDS (Cost $250,000)                        $    0,937


TOTAL INVESTMENTS (Cost $21,579,705) - 99.4%               $ 26,798,200


OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6%                    149,125

NET ASSETS - 100%                                          $ 26,947,325



_____________________________________
*   See Note 2 to the Financial Statements
**  Considered to be an affiliate under the Investment Company
     Act of 1940
+   Non-Income Producing Security
ADR American Depositary Receipt
CV  Convertible Security


The accompanying notes are an integral part of these financial statements.


BERWYN FUND
A SERIES OF THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000



NOTE 1 - ORGANIZATION

The Berwyn Funds is a Delaware Business Trust registered under the Investment Company Act of 1940, as amended, as an open-end management company. Berwyn Fund (the "Fund") is a portfolio series of The Berwyn Funds. The Fund's primary investment objective is long-term capital appreciation. For redemptions of capital shares of the Fund held less than one year, the Fund charges a redemption fee of 1% of the net asset value of the capital shares being redeemed.

NOTE 2 - ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management of the Fund to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Securities listed on a national securities exchange are valued at the last quoted sales price as of the close of trading on the New York Stock Exchange (4:00 p.m. Eastern Time). Securities not traded on the valuation date and securities not listed are valued at the last quoted bid price. Short-term investments are valued at amortized cost which approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Trustees.
Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income tax is required in the financial statements.

Securities Transactions and Investment Income: Securities transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on sales of investment securities are those of specific securities sold.
Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned.

Distributions to Shareholders: The Fund distributes annually all of its net investment income and any net realized capital gains. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are adjusted to reflect their tax treatment in the period the differences arise.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY
         TRANSACTIONS

Under the terms of the investment advisory agreement, the Fund has agreed to pay The Killen Group, Inc. (the "Investment Adviser") an investment advisory fee at an annual rate of 1% of the Fund's average daily net assets. The Investment Adviser and the Directors and Officers of the Investment Adviser, together with their families, owned 344,913 shares of the Fund at December 31, 2000. Certain Trustees and Officers of the Fund are also Directors and Officers of the Investment Adviser.

During the period ended December 31, 2000, the Fund paid $101,211 in commissions to Berwyn Financial Services, a brokerage company affiliated with the Investment Adviser, to execute certain portfolio transactions.

NOTE 4 - SECURITY TRANSACTIONS

During the period, the Fund made purchases of $4,719,772 and sales of $17,240,717 of investment securities other than U.S. Government securities and temporary cash investments.

Cost of securities owned at December 31, 2000 and the net realized gains or losses on securities sold for the period then ended for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes.

At December 31, 2000, net unrealized appreciation for financial reporting and Federal income tax purposes aggregated $5,218,495 of which $11,065,378 related to appreciated securities and $5,846,883 related to depreciated securities.

At December 31, 2000, the Fund had a capital loss carryforward of approximately $49,000 to offset capital gains realized through December 31, 2007. Gains offset will not be distributed to shareholders.